UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21982
Guggenheim Strategic Opportunities Fund
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, 60606
 (Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end:  May 31
Date of reporting period:  June 1, 2015 - May 31, 2016

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

CEF

May 31, 2016

GOF | ANNUAL REPORT

Guggenheim Strategic Opportunities Fund

GUGGENHEIMINVESTMENTS.COM/GOF
... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gof, you will find:
• Daily, weekly and monthly data on share prices, net asset values, distributions and more
• Portfolio overviews and performance analyses
• Announcements, press releases and special notices
• Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	May 31, 2016

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended May 31, 2016.
The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. There is no guarantee that the perceived fair value will be achieved. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2016, the Fund provided a total return based on market price of -6.07% and a total return based on NAV of 0.80%. NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
As of May 31, 2016, the Fund’s market price of $17.61 represented a premium of 0.63% to its NAV of $17.50. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.
From June 2015 through May 2016, the Fund paid a monthly distribution of $0.1821. The latest distribution represents an annualized distribution rate of 12.41% based on the Fund’s closing market price of $17.61 on May 31, 2016. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(i) on page 49 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 73 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 3

(Unaudited) continued	May 31, 2016

which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.
To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gof.
Sincerely,
Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Strategic Opportunities Fund
June 30, 2016

4 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	May 31, 2016

Guggenheim Strategic Opportunities Fund (“Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Guggenheim Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Assistant Chief Investment Officer; and James W. Michal, Senior Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended May 31, 2016.
What is the Fund’s investment objective and how is it pursued?
The Fund seeks to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. There is no guarantee that the perceived fair value of the Fund’s portfolio investments will be achieved.
GPIM seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund seeks to achieve its investment objective by investing in a wide range of fixed-income and other debt and senior-equity securities (“Income Securities”) selected from a variety of credit qualities and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates, and other equity investments (“Common Equity Securities,” exposure to which is obtained primarily by investing in exchange-traded funds, or ETFs) that GPIM believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. GPIM believes the volatility of the Fund can be reduced by diversifying across a large number of sectors and securities, some of which historically have not been highly correlated to one another.
Under normal market conditions:
•  The Fund may invest without limitation in fixed-income securities rated below investment grade (commonly referred to as “junk bonds”) (see question below for a discussion of a recent change in this non-fundamental investment policy); the Fund may invest in below-investment grade income securities of any rating;

•  The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in fixed-income securities of issuers located in emerging markets;

•  The Fund may invest up to 50% of its total assets in common equity securities; and

•  The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 30% of the Fund’s total assets may be invested in investment funds that are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

GPIM’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as a proprietary risk optimization model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, couple with a top down economic outlook from the Macroeconomics Research team.
The Fund uses financial leverage (borrowing and reverse repo) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
What were the changes to certain non-fundamental investment policies that were approved during the period?
During the period, the Fund’s Board of Trustees (the “Board”) approved modifications to certain non-fundamental investment policies. One concerns equity security investment, which became effective on February 5, 2016, and the other concerns the limitation on below investment grade securities, which became effective on May 10, 2016.
The Fund continues to pursue its investment objective to maximize total return through a combination of current income and capital appreciation. GPIM continues to seek to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.
Discuss the equity security investment change.
The Fund continues to seek to achieve its investment objective by investing among a wide variety of Income Securities and Common Equity Securities.
As an alternative to investing in Common Equity Securities directly, the Fund may seek to obtain exposure to Common Equity Securities through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices and/or through derivative instruments that replicate the economic characteristics of exposure to Common Equity Securities. To the extent that the Fund seeks exposure to Common Equity Securities through derivative instruments, the Fund currently expects to obtain such exposure primarily through futures contracts and total return swaps on equity indices.
The Fund employs a strategy of writing (selling) covered call and put options on Common Equity Securities held by the Fund. Pursuant to its current covered call option strategy, the Fund does not write “naked” or uncovered call options. However, in connection with seeking exposure to Common Equity Securities through derivative instruments, the Fund may write (sell) covered call options on individual Common Equity Securities or ETFs held by the Fund or on indices tracked by ETFs held by the Fund.
The Fund may also write call options on securities that are not directly held by the Fund or on indices, or ETFs that track indices, that do not directly correspond to securities held by the Fund, but which GPIM

6 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

expects to have returns and economic characteristics that are closely correlated with certain of the Fund’s holdings or the securities or indices to which the Fund has otherwise obtained investment exposure. In addition, the Fund may, from time to time, buy or sell put options on individual Common Equity Securities and, to a lesser extent, on indices of securities and sectors of securities.
To the extent the Fund seeks to obtain equity exposure primarily through derivative instruments that replicate the economic characteristics of exposure to Common Equity Securities, the Fund expects to implement its option strategy primarily by writing call options on the securities or indices to which the Fund has obtained investment exposure or on securities or indices that GPIM expects to have returns and economic characteristics that are closely correlated with certain of the Fund’s holdings or the securities or indices to which the Fund has obtained investment exposure. While there are special risks associated with uncovered option writing, because the Fund intends to write options on the securities or indices to which the Fund has obtained investment exposure or on securities or indices that GPIM expects to have returns and economic characteristics that are closely correlated to such securities or indices, such positions are expected to economically offset some or all of the risk associated with the written option.
Discuss the below-investment grade investment change.
Prior to May 10, 2016, the Fund was able to invest up to 60% of its total assets in Income Securities rated below-investment grade or, if unrated, determined by the Sub-Adviser to be of comparable quality, and may invest without limitation in Income Securities rated investment grade or, if unrated, determined by the Sub-Adviser to be of comparable quality.
Effective as of May 10, 2016, the limitation on the Fund’s investment in below-investment grade securities was eliminated to give it flexibility to take advantage of market opportunities to fulfill its investment objective. As a result, the Fund may now invest without limitation in below-investment grade securities (e.g., securities rated below Baa3 by Moody’s Investors Service, Inc., below BBB- by Standard & Poor’s Ratings Group or Fitch Ratings or comparably rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable quality).
What were the significant events affecting the economy and market environment over the past 12 months?
Much of the 12 months ended May 31, 2016, was marked by heightened market volatility. The macro drivers of this volatility included mixed signals on U.S. economic growth, the vagaries of the oil market, and increased monetary accommodation by global central banks.
Gross Domestic Product (“GDP”) growth in the first quarter of 2016 is now estimated to have been 1.1%, but early estimates were much lower. Net exports and an ongoing inventory adjustment contributed to the number being weaker than prior annual growth figures, but the drag from these components could be transitory. Part of the weakness could be attributed to “residual seasonality,” a statistical quirk that biases GDP growth downward in the winter months while boosting growth in the second and third quarters.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

The New York Federal Reserve’s Nowcast and the Atlanta Federal Reserve’s GDPNow models are predicting second quarter GDP to be above 2% as of the end of May 2016, thanks in part to the easing of financial conditions since February. But, news that only 38,000 new jobs were added in May rattled the markets and is suggestive that there could still be challenges ahead. While payroll growth has downshifted from an average monthly rate of 282,000 in the fourth quarter of 2015 to 116,000 in the three months through May, this may be a more sustainable pace of net job creation. Guggenheim forecasts further slowdown in payroll growth over the next few months, with rising labor productivity bridging the gap between faster GDP growth and slower job gains.
Guggenheim now expects the U.S. Federal Reserve (the “Fed”) to delay its next rate hike until December if the Fed decides to raise this year. In our view, policymakers will be watching slowing Chinese growth, the aftermath of the Brexit vote in June, and the U.S. presidential election in November. Fed officials have given greater weight to global economic developments in their policy framework, which in practice means that the Federal Open Market Committee (FOMC) has become less tolerant of financial market turbulence and more tolerant of inflation at the margin. We see this dovish shift as benefiting U.S. credit markets and inflation-sensitive assets.
A more accommodative Fed outlook has pushed interest rates lower and weakened the U.S. dollar, which depreciated by around 3% on a trade-weighted basis between January and the end of May. Oil prices have benefited from dollar weakness. Our research team’s oil model indicates that WTI oil prices will average around $45 per barrel for the remainder of 2016. In sum, solid but unspectacular economic growth, a cautious Fed, and improving oil market supply-demand fundamentals underpin our positive outlook for the U.S. economy, which should continue to support a historically low default environment for credit.
For the 12 months ended May 31, 2016, the Standard & Poor’s 500 Index returned 1.72%; the Barclays U.S. Aggregate Bond Index returned 2.99%; the Barclays U.S. Corporate High Yield Index returned -0.81%; and the Barclays 1–3 Month U.S. Treasury Bill Index returned 0.11%. All returns are total return.
How did the Fund perform for the 12 months ended May 31, 2016?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2016, the Fund provided a total return based on market price of -6.07% and a total return based on NAV of 0.80%. NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
As of May 31, 2016, the Fund’s market price of $17.61 represented a premium of 0.63% to its NAV of $17.50. As of May 31, 2015, the Fund’s market price of $21.21 represented a premium of 8.16% to its NAV of $19.61. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.
From June 2015 through May 2016, the Fund paid a monthly distribution of $0.1821. The latest distribution represents an annualized distribution rate of 12.41% based on the Fund’s closing market price of $17.61 on May 31, 2016. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the

8 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

performance of the Fund. Please see Note 2(i) on page 49 for more information on distributions for the period.
Why did the Fund accrue excise tax during the period?
As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Fund’s income and capital gains can vary significantly from year to year, the Fund seeks to maintain more stable monthly distributions over time. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.
What influenced performance over the period?
Caution was the watchword across risk assets for the early part of period, as concerns arose over interest rate hikes by the Fed, Chinese growth and currency, volatile oil and commodity prices, and the unprecedented monetary accommodation by global central banks. In December, the Fed raised its target Federal Funds rate for the first time in this cycle, and 2016 was met with a strong dollar and lowered forecasts for U.S. and global economic growth. That sparked recession fears, which surged along with market volatility. Then, in mid-February, the Chinese economy appeared to stabilize, the Fed was perceived to turn dovish, and central banks in Europe, Japan, and Australia were taking steps to boost growth and inflation expectations. A reversal in sentiment and search for yield drove a risk-asset rally, including a sharp rise in the price of oil and a decline in the dollar, which continued through the end of the period.
Credit spreads widened over the first 9 months of the period. However, negative aggregate returns were somewhat mitigated by returns attributable to carry during the period of spread widening. The Fund used these periods of weakness to add to attractive assets, especially in high yield corporate bonds and bank loans.
The first quarter of 2016 saw a major selloff in risk assets and credit markets that was followed by a steep sentiment-driven recovery. Broad based spread tightening continued towards the end of the period and was most pronounced in high-yield corporate bonds, bank loans, and CLOs.
The Fund also benefited towards the end of the period from the removal of the limitation on the Fund’s investment in below investment grade securities. This enabled additional investments in high yield bonds and bank loans, increasing exposure, as well as rotation out of the lower-effective yield areas of the portfolio that had already experienced significant spread tightening.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

The Fund continues to maintain low interest rate duration, particularly at the front end of the yield curve. It also maintains an balanced position with respect to fixed vs. floating rate securities.
How did the Fund position itself after the sell-off that ended in February?
The Fund continued to find attractive relative value by tactically rotating among sectors, with a focus on securities that are overlooked by the broader market participants. Guggenheim’s Macroeconomic Research team had projected in late 2015 that oil prices would stabilize and average $45 per barrel during 2016. So during early 2016, the Fund selectively added both investment grade and below investment grade corporate bonds issued by energy companies on the back of diligent security-specific credit work of sector teams. The Fund selectively added high-yield and bank loan issuers, both in the energy sector and in other non-commodity sectors. In addition, the Fund took advantage of spread tendency and primary market dislocations in the ABS, CLO and CMBS markets.
What is the Fund’s view of the market at the end of the period?
GPIM believes investors will likely continue to see above-average volatility across a variety of markets. At such low levels of rates, fixed-income markets are vulnerable to meaningful moves in prices.
We remain generally optimistic about the health of the U.S. economy. We believe the first quarter was the endgame in the decline of oil prices. Energy price stability and continued accommodation from global central banks will help keep markets cool-headed during what could be a volatile summer.
Any market decline does not necessarily portend a recession. Based on our analysis of fundamentals, the U.S. economy has plenty of steam and should continue its expansion for another two or three years. Global monetary policy remains highly accommodative. The U.S. Federal Reserve is loath to throw in the towel at this point on further rate hikes, but a spate of weak data this summer could mean we see the Fed on hold until later this year.
GPIM continues to focus on relative value from assets it believes can capture strong returns through bouts of market volatility. It is likely that the most attractive relative-value opportunities will generally be found outside of the flagship Barclays U.S. Aggregate Bond Index, which continues to be heavily concentrated in low-yielding government and Agency debt.
Discuss the Fund’s approach to duration.
Although the Fund has no set policy regarding portfolio duration or maturity, the Fund currently maintains a low-duration target, but adds opportunistically to attractive long duration assets when it can take advantage of short-term fluctuations in interest rates.
What is the Fund’s leverage strategy?
Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage detracted from the Fund’s total return during this period. The purpose of leverage (borrowing and reverse repo) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved

10 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.
As of May 31, 2016, the amount of leverage was 31.1% of total managed assets. GPIM employs leverage through two vehicles: reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash which can be used for additional investments, and a committed financing facility through a leading financial institution. There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.
The Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, noninvestment grade, fixed-rate, taxable corporate funds.
Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Please see guggenheiminvestments.com/gof for a detailed discussion of the Fund’s risks and considerations.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	May 31, 2016

Fund Statistics
Share Price	$17.61
Net Asset Value	$17.50
Premium to NAV	0.63%
Net Assets ($000)	$310,246

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(07/26/07)
Guggenheim Strategic Opportunities Fund
NAV	0.80%	5.40%	8.15%	10.36%
Market	-6.07%	3.97%	5.89%	10.03%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Ten Largest Holdings
(% of Total Net Assets)
Kenya Government International Bond, 6.87% due 06/24/2024	1.3%
Gramercy Real Estate CDO Ltd., 0.91% due 08/15/2056	1.2%
Apollo Aviation Securitization Equity Trust, 7.38% due 12/15/2029	1.1%
Dominican Republic International Bond, 6.85% due 01/27/2045	1.1%
Garrison Funding 2015-1 Ltd., 4.91% due 05/25/2027	1.1%
OZLM VII Ltd., 6.53% due 07/17/2026	1.0%
Airplanes Pass Through Trust, 0.98% due 03/15/2019	1.0%
Fortress Credit Opportunities, 0.85% due 07/15/2019	1.0%
GS Mortgage Securities Corporation Trust, 8.93% due 02/15/2033	1.0%
Anchorage Credit Funding 1 Ltd., 6.30% due 07/28/2030	1.0%
Top Ten Total	10.8%
“Ten Largest Holdings” exclude any temporary cash or derivative investments.

12 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2016

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	May 31, 2016

Portfolio Breakdown	% of Net Assets
Investments:
Asset Backed Securities	48.9%
Senior Floating Rate Interests	39.1%
Corporate Bonds	37.0%
U.S. Government Securities	6.7%
Collateralized Mortgage Obligations	3.7%
Foreign Government Bonds	2.4%
Municipal Bonds	1.5%
Preferred Stocks	0.9%
Money Market Fund	0.9%
Common Stocks	0.4%
Total Investments	141.5%
Call Options Written	-0.4%
Other Assets & Liabilities, net	-41.1%
Net Assets	100.0%
Holdings diversification and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

14 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2016

Portfolio Composition by Quality Rating*

% of Total
Rating	Investments
Fixed Income Instruments
AAA	5.7%
AA	0.6%
A	4.1%
BBB	15.9%
BB	19.5%
B	32.3%
CCC	6.6%
CC	1.5%
C	0.0%***
D	0.2%
NR**	13.2%
Other Instruments
Other	0.1%
Short Term Investments	0.3%
Total Investments	100.0%

*
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for “NR”, or not rated, have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do not necessarily indicate low credit quality.
***	Less than 0.1%.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS	May 31, 2016

	Shares	Value
COMMON STOCKS – 0.4%
Technology – 0.3%
Aspect Software, Inc.†††,1	37,128	$1,058,161

Communications – 0.1%
Cengage Learning Acquisitions, Inc*,††	11,126	230,864

Consumer, Non-cyclical – 0.0%**
Targus Group International Equity, Inc*,†††,1	13,409	20,515

Basic Materials – 0.0%**
Mirabela Nickel Ltd.*,†††,1	5,244,841	377

Consumer, Cyclical – 0.0%**
Deb Stores Holding LLC*,†††,1	9,389	1

Industrial – 0.0%**
Carey International, Inc.*,†††,1	5,666	1
Total Common Stocks
(Cost $3,221,067)		1,309,919

PREFERRED STOCKS† – 0.9%
Industrial – 0.8%
Seaspan Corp., 6.38%[2]	97,575	2,487,187

Financial – 0.1%
AgriBank FCB, 6.88%[2,3]	4,000	419,625
Total Preferred Stocks
(Cost $2,841,669)		2,906,812

SHORT TERM INVESTMENTS – 7.6%
	Face
	Amount~	Value

U.S. GOVERNMENT SECURITIES†† – 6.7%
United States Treasury Bill
0.00% due 06/02/16[2,4,14]	13,500,000	$13,499,946
0.00% due 06/23/16[2,4]	6,600,000	6,599,228
0.00% due 07/14/16[4]	700,000	699,818
Total U.S. Government Securities
(Cost $20,798,877)		20,798,992

	Shares	Value

MONEY MARKET FUND† – 0.9%
Dreyfus Treasury Prime Cash Management Institutional Shares, 0.16%[5]
(Cost $2,703,861)	2,703,861	$2,703,861
Total Short Term Investments
(Cost $23,502,738)		23,502,853

See notes to financial statements.

16 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 48.9%
Collateralized Loan Obligation – 36.8%
Garrison Funding 2015-1 Ltd.
2015-1A, 4.91% due 05/25/27[2,3,6]	3,500,000	$3,258,853
OZLM VII Ltd.
2014-7A, 6.53% due 07/17/26[2,3,6]	5,000,000	3,139,096
Fortress Credit Opportunities
2005-1A, 0.85% due 07/15/19[2,3,7]	3,164,865	3,011,958
Ziggurat CLO Ltd.
2014-1A, 5.63% due 10/17/26[2,3,6]	4,000,000	2,883,525
Flatiron CLO Ltd.
2013-1A, 4.23% due 01/17/26[2,3,6]	3,300,000	2,882,944
Great Lakes CLO Ltd.
2015-1A, 4.38% due 07/15/26[2,3,6]	1,500,000	1,376,429
2012-1A due 01/15/23[2,6,8]	2,500,000	1,049,355
2014-1A, 4.83% due 04/15/25[2,3,6]	500,000	432,062
Sound Point CLO III Ltd.
2013-2A, 5.98% due 07/15/25[2,3,6]	2,875,000	1,912,755
2013-2A, 4.53% due 07/15/25[2,3,6]	1,000,000	924,128
Fortress Credit Funding V, LP
2015-5A, 6.02% due 08/15/22[2,3,6]	3,000,000	2,705,798
NewMark Capital Funding 2013-1 CLO Ltd.
2013-1A, 5.34% due 06/02/25[2,3,6]	4,300,000	2,700,858
Newstar Trust
2012-2I, 7.37% due 01/20/23[3]	3,000,000	2,559,487
Venture XVI CLO Ltd.
2014-16A, 4.08% due 04/15/26[2,3,6]	3,000,000	2,492,801
TCW Global Project Fund II Ltd.
2004-1A, 2.58% due 06/24/16[2,3,7]	2,641,354	2,218,737
Voya CLO 2014-1 Ltd.
2014-1A, 5.53% due 04/18/26[2,3,6]	3,000,000	2,165,131
AMMC CLO XII Ltd.
2013-12A, 5.68% due 05/10/25[3,6]	3,000,000	2,082,278
Babson CLO Limited 2014-I
2014-IA, 5.53% due 07/20/25[2,3,6]	3,100,000	2,049,569
NEND 2013
5.23% due 07/17/25[3]	3,000,000	2,037,295
Denali Capital CLO X Ltd.
2013-1A, 6.39% due 04/28/25[2,3,6]	3,000,000	2,029,425
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[2,6]	2,000,000	2,016,990
Brightwood Capital Fund
6.58% due 04/29/23[3]	2,000,000	2,002,040
CIFC Funding Ltd.
2014-3X INC due 07/22/26[8]	2,000,000	1,107,798
2012-1X, 8.44% due 08/14/24[3]	1,150,000	888,076

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 48.9% (continued)
Collateralized Loan Obligation – 36.8% (continued)
Avery
2013-3X COM due 01/18/25[8]	2,399,940	$1,882,369
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 5.64% due 10/10/26[2,3,6]	2,000,000	1,852,814
Treman Park CLO Ltd.
2015-1A, due 04/20/27[6,8]	2,000,000	1,793,617
Jamestown CLO III Ltd.
2013-3A, 3.93% due 01/15/26[2,3,6]	2,250,000	1,785,020
Voya CLO 2013-1 Ltd.
2013-1A, 4.13% due 04/15/24[2,3,6]	2,000,000	1,783,015
OHA Credit Partners VI Ltd.
2015-6A, 6.40% due 05/15/23[2,3,6]	2,000,000	1,733,773
Washington Mill CLO Ltd.
2014-1A, 5.48% due 04/20/26[2,3,6]	2,750,000	1,728,827
Ares XXVI CLO Ltd.
2013-1A due 04/15/25[6,8]	3,700,000	1,713,300
OHA Credit Partners IX Ltd.
2013-9A due 10/20/25[2,3,6,8]	2,000,000	1,699,504
Golub Capital Partners CLO 24M Ltd.
2015-24A, 4.88% due 02/05/27[2,3,6]	2,000,000	1,673,213
Steele Creek CLO 2015-1 Ltd.
2015-1A, 5.90% due 02/21/27[2,3,6]	2,000,000	1,582,394
Voya CLO 2013-2 Ltd.
2013-2A, 4.14% due 04/25/25[2,3,6]	1,750,000	1,555,093
Monroe Capital CLO 2014-1 Ltd.
2014-1A, 5.37% due 10/22/26[2,3,6]	1,750,000	1,545,449
Dryden 30 Senior Loan Fund
2013-30A, 6.13% due 11/15/25[2,3,6]	2,500,000	1,501,965
Carlyle Global Market Strategies CLO Ltd.
2012-3A due 10/04/24[6,8]	2,600,000	1,455,008
Cent CLO 20 Ltd.
2014-20A, 5.24% due 01/25/26[2,3,6]	2,000,000	1,452,385
Race Point VII CLO Ltd.
2012-7A, 4.88% due 11/08/24[2,3,6]	1,500,000	1,436,946
Cent CLO 19 Ltd.
2013-19A, 3.94% due 10/29/25[2,3,6]	1,750,000	1,430,973
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 5.53% due 10/15/26[2,3,6]	1,500,000	1,350,972
Crown Point CLO II Ltd.
2013-2A, 4.18% due 12/31/23[2,3,6]	1,500,000	1,310,181
Mountain Hawk II CLO Ltd.
2013-2A, 3.78% due 07/22/24[2,3,6]	1,750,000	1,229,530
Voya CLO 2014-4 Ltd.
2014-4A, 6.63% due 10/14/26[3,6]	1,950,000	1,222,068

See notes to financial statements.

18 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 48.9% (continued)
Collateralized Loan Obligation – 36.8% (continued)
Atlas Senior Loan Fund II Ltd.
2012-2A due 01/30/24[2,6,8]	2,600,000	$1,197,614
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.89% due 07/25/25[2,3,6]	750,000	641,618
2014-1A, 5.97% due 07/25/25[2,6]	500,000	502,897
Finn Square CLO Ltd.
2012-1A due 12/24/23[6,8]	2,500,000	1,044,262
MCF CLO I LLC
2013-1A, 6.38% due 04/20/23[3,6]	1,250,000	1,039,898
Avery Point III CLO Ltd.
2013-3A, 5.63% due 01/18/25[2,3,6]	1,500,000	1,036,501
Churchill Financial Cayman Ltd.
2007-1A, 8.37% due 07/10/19[2,6]	1,000,000	1,003,957
Neuberger Berman CLO Ltd.
2012-12A due 07/25/23[6,8]	2,500,000	1,002,725
Sound Point CLO I Ltd.
2012-1A, 5.21% due 10/20/23[2,3,6]	1,000,000	992,355
Cerberus Onshore II CLO-2 LLC
2014-1A, 4.77% due 10/15/23[2,3,6]	1,000,000	975,619
Babson CLO Ltd.
2012-2A due 05/15/23[6,8]	2,000,000	972,274
Babson CLO Limited 2013-I
2013-IA, 5.88% due 04/20/25[2,3,6]	1,500,000	963,902
Catamaran CLO 2014-1 Ltd.
2014-1A, 6.38% due 04/20/26[2,3,6]	1,600,000	947,161
Voya CLO Ltd.
2015-3A, 4.58% due 10/15/22[2,3,6]	1,000,000	946,310
Cent CLO 16, LP
2014-16A, 4.89% due 08/01/24[2,3,6]	1,000,000	945,773
Fortress Credit Opportunities III CLO, LP
2014-3A, 3.88% due 04/28/26[2,3,6]	1,000,000	907,136
WhiteHorse VI Ltd.
2013-1A, 7.14% due 02/03/25[2,3,6]	2,000,000	898,775
Kingsland VI Ltd.
2013-6A, 4.28% due 10/28/24[2,3,6]	1,000,000	892,328
Golub Capital Partners CLO 25M Ltd.
2015-25A, 4.28% due 08/05/27[2,3,6]	1,000,000	886,445
Atlas Senior Loan Fund IV Ltd.
2014-2A, 4.08% due 02/17/26[2,3,6]	1,000,000	881,872
Avery Point IV CLO Ltd.
2014-1A, 5.64% due 04/25/26[2,3,6]	1,430,000	792,373
TICP CLO III Ltd.
2014-3A, 6.78% due 01/20/27[3,6]	1,000,000	785,231
Venture XIII CLO Ltd.
2013-13A due 06/10/25[6,8]	1,500,000	780,083

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 48.9% (continued)
Collateralized Loan Obligation – 36.8% (continued)
Dryden 37 Senior Loan Fund
2015-37A due 04/15/27[6,8]	1,050,000	$710,279
Keuka Park CLO Ltd.
2013-1A due 10/21/24[2,6,8]	1,500,000	706,795
KVK CLO Ltd.
2013-1A due 04/14/25[2,6,8]	2,300,000	704,831
TCW Global Project Fund III Ltd.
2005-1A, 5.79% due 09/01/17[2,6]	705,475	703,006
Ares XXV CLO Ltd.
2013-3A due 01/17/24[6,8]	1,750,000	686,818
Resource Capital Corporation
2014-CRE2, 2.93% due 04/15/32[2,3,6]	729,000	663,601
Newstar Commercial Loan Funding LLC
2014-1A, 5.38% due 04/20/25[2,3,6]	500,000	435,276
2013-1A, 5.92% due 09/20/23[2,3,6]	250,000	226,899
Octagon Loan Funding Ltd.
2014-1A, 5.83% due 11/18/26[2,3,6]	700,000	533,500
Marathon CLO Ltd.
due 02/21/25[8]	1,300,000	465,655
NXT Capital CLO 2013-1 LLC
2013-1A, 4.79% due 04/25/24[2,3,6]	500,000	457,713
NewStar Commercial Loan Trust
2007-1A, 2.97% due 09/30/22[2,3,6]	500,000	450,563
COA Summit CLO Limited
2014-1A, 4.48% due 04/20/23[2,3,6]	500,000	450,410
MCF CLO IV LLC
2014-1A, 6.52% due 10/15/25[2,3,6]	500,000	405,904
CIFC Funding 2014-III Ltd.
2014-3A, 5.39% due 07/22/26[2,3,6]	500,000	390,104
West CLO Ltd.
2013-1A due 11/07/25[6,8]	1,350,000	355,242
Golub Capital Partners CLO 18 Ltd.
2014-18A, 4.64% due 04/25/26[2,3,6]	300,000	256,750
Connecticut Valley Structured Credit CDO III Ltd.
2006-3A, 6.67% due 03/23/23[2,6]	34,977	34,971
Marathon CLO II Ltd.
2005-2A due 12/20/19†††,1,3,6,8	3,000,000	3
Total Collateralized Loan Obligation		114,321,233

Transportation – 5.2%
Apollo Aviation Securitization Equity Trust
2014-1, 7.38% due 12/15/29[3]	3,564,103	3,535,589
2014-1, 5.13% due 12/15/29[3]	1,782,051	1,719,679
Airplanes Pass Through Trust
2001-1A, 0.98% due 03/15/19[2,3,7]	12,068,641	3,029,229

See notes to financial statements.

20 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 48.9% (continued)
Transportation – 5.2% (continued)
ECAF I Ltd.
2015-1A, 5.80% due 06/15/40[2,6]	2,606,021	$2,466,355
Apollo Aviation Securitization Equity Trust 16-1
2016-1A, 9.75% due 03/17/36[2,6,9]	2,416,750	2,440,918
Stripes
2013-1 A1, 3.93% due 03/20/23†††	1,835,611	1,783,828
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[7]	788,124	774,949
Rise Ltd.
2014-1AB, 6.50% due 02/12/39†††	429,688	424,665
BBAM Acquisition Finance
5.37% due 09/17/18†††	356,281	350,937
Bush Truck Leasing LLC
2011-AA, 5.00% due 09/25/18[2,7]	8,912	8,846
Total Transportation		16,534,995

Collateralized Debt Obligation – 4.9%
Gramercy Real Estate CDO Ltd.
2007-1A, 0.91% due 08/15/56[2,3,6]	4,181,461	3,839,075
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/30[2,7]	3,000,000	2,993,626
FDF II Ltd.
2016-2A, 7.70% due 05/12/31†††,6	3,000,000	2,961,000
N-Star REL CDO VIII Ltd.
2006-8A, 0.82% due 02/01/41[2,3,6]	2,200,000	2,067,494
Highland Park CDO I Ltd.
2006-1A, 1.06% due 11/25/51[2,3,6]	1,359,854	1,307,431
FDF I Ltd.
2015-1A, 7.50% due 11/12/30[6]	1,000,000	999,482
Putnam Structured Product CDO Ltd.
2002-1A, 1.12% due 01/10/38[2,3,6]	710,509	684,917
SRERS Funding Ltd.
2011-RS A1B1, 0.69% due 05/09/46[2,3,6]	261,100	253,783
Total Collateralized Debt Obligation		15,106,808

Other – 0.8%
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/38[2,6,9]	1,336,928	1,310,190
Glenn Pool Oil & Gas Trust
6.00% due 08/02/21†††	1,157,336	1,015,852
Total Other		2,326,042

Aircraft – 0.6%
Castlelake Aircraft Securitization Trust
2014-1, 7.50% due 02/15/29[6]	1,896,001	1,874,197

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 48.9% (continued)
Financial – 0.5%
NCBJ 2015-1 A,
5.87% due 07/08/22†††,1	1,500,000	$1,500,000

Credit Cards – 0.1%
Credit Card Pass-Through Trust
2012-BIZ, 0.00% due 12/15/49[6]	353,470	276,944
Total Credit Cards		276,944
Total Asset Backed Securities
(Cost $169,841,111)		151,940,219

SENIOR FLOATING RATE INTERESTS††,3 – 39.1%
Industrial – 8.1%
Data Device Corp.
7.00% due 07/15/20	2,483,731	2,465,104
Alion Science & Technology Corp.
5.50% due 08/19/21	2,481,250	2,406,812
LSFP Cypress (Foundation)
7.25% due 10/09/22	2,395,250	2,323,393
Quanex Building Products Corp.
6.25% due 11/02/22	1,995,000	2,004,975
CareCore National LLC
5.50% due 03/05/21	1,803,344	1,677,110
National Technical
7.00% due 06/12/21†††,1	1,681,412	1,636,854
SIRVA Worldwide, Inc.
7.50% due 03/27/19	1,708,428	1,618,736
HBC Hardware Holdings
6.75% due 03/30/20†††	1,477,500	1,440,563
Bioplan / Arcade
5.75% due 09/23/21	1,566,787	1,353,312
SiteOne Landscaping Supply
6.50% due 04/29/22	1,000,000	1,008,750
CPM Holdings
6.00% due 04/11/22	992,500	990,019
Springs Industries, Inc.
7.50% due 06/01/21†††,1	1,000,000	977,253
AlliedBarton Security Services LLC
8.00% due 08/13/21	726,027	726,630
Flakt Woods
4.75% due 03/20/17†††,1	656,929 EUR	725,940
GYP Holdings III Corp.
4.75% due 04/01/21	629,873	618,328
Ranpak
8.25% due 10/03/22	700,000	609,000

See notes to financial statements.

22 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 – 39.1% (continued)
Industrial – 8.1% (continued)
Hunter Defense Technologies
8.00% due 08/05/19	750,000	$600,000
Knowledge Universe Education LLC
6.00% due 08/12/22	580,500	576,692
Mast Global
7.75% due 09/12/19†††,1	534,331	531,378
SI Organization
5.75% due 11/22/19	498,073	495,583
NaNa Development Corp.
8.00% due 03/15/18	448,235	412,376
Doncasters Group Ltd.
9.50% due 10/09/20	101,379	94,536
Carey International, Inc.
9.00% due 07/31/16†††,1	44,077	10,975
Total Industrial		25,304,319

Technology – 6.4%
Insight Venture
7.25% due 07/15/21†††,1	1,650,000 GBP	2,378,552
TIBCO Software, Inc.
6.50% due 12/04/20	2,420,612	2,202,758
PowerSchool, Inc.
5.88% due 07/30/21†††,1	995,000	995,000
6.00% due 07/30/21†††,1	586,530	586,530
3.71% due 07/29/21	245,000	245,000
Harbortouch Payments LLC
7.00% due 04/18/22	1,844,000	1,714,921
Greenway Medical Technologies
6.00% due 11/04/20	1,700,250	1,619,488
EIG Investors Corp.
6.00% due 02/09/23	1,700,000	1,585,250
Skillsoft PLC
5.75% due 04/28/21	1,745,558	1,404,092
CPI Acquisition, Inc.
5.50% due 08/17/22	1,436,782	1,394,583
Sparta Holding Corp.
6.50% due 07/28/20†††,1	955,057	948,438
Aspect Software, Inc.
10.50% due 05/25/20	926,365	912,470
Touchtunes Interactive
5.75% due 05/28/21	893,250	895,483
MRI Software LLC
5.25% due 06/23/21	744,375	738,792
GlobalLogic Holdings, Inc.
6.25% due 05/31/19	617,125	609,411

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 – 39.1% (continued)
Technology – 6.4% (continued)
Active Network, Inc.
5.50% due 11/13/20	587,975	$571,070
Micron Technology, Inc.
6.46% due 04/26/22	475,000	479,038
Advanced Computer Software
10.50% due 01/31/23	500,000	461,250
Total Technology		19,742,126

Consumer, Cyclical – 6.4%
Sears Holdings Corp.
5.50% due 06/30/18	2,570,750	2,442,212
Navistar, Inc.
6.50% due 08/07/20	2,388,997	2,256,121
Belk, Inc.
5.75% due 12/12/22	2,543,625	2,047,618
Boot Barn Holdings, Inc.
5.50% due 06/29/21†††,1	1,985,000	1,958,203
Mavis Tire
6.25% due 11/02/20†††,1	1,985,000	1,955,821
BIG JACK Holdings
5.75% due 06/30/22	1,816,739	1,780,404
Fitness International LLC
5.50% due 07/01/20	1,277,329	1,266,958
National Vision, Inc.
6.75% due 03/11/22	1,200,000	1,083,000
Jacobs Entertainment, Inc.
5.25% due 10/29/18	1,078,274	1,075,578
MyEyeDoctor
7.25% due 08/16/21†††,1	800,854	793,907
7.25% due 08/14/21†††,1	194,541	192,854
Sky Bet Cyan Blue HoldCo
6.50% due 02/25/22	650,000 GBP	952,904
Ceridian Corp.
4.50% due 09/15/20	548,611	529,865
Talbots, Inc.
5.50% due 03/19/20	512,371	494,863
ABRA Auto Body
8.25% due 09/19/22	500,000	445,000
Alexander Mann Solutions Ltd.
5.75% due 12/20/19	337,590	332,526
Capital Automotive LP
6.00% due 04/30/20	210,000	210,788
Deb Stores Holding LLC
1.50% due 10/11/16†††,1	688,937	1
Total Consumer, Cyclical		19,818,623

See notes to financial statements.

24 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 – 39.1% (continued)
Consumer, Non-cyclical – 5.6%
AT Home Holding III
5.00% due 06/03/22	1,980,000	$1,960,199
American Academy Holdings
6.25% due 05/17/21	1,600,000	1,584,000
American Seafoods Group LLC / American Seafoods Finance, Inc.
6.00% due 08/19/21	1,481,250	1,440,516
Pelican Products, Inc.
5.25% due 04/10/20	1,284,233	1,229,653
AdvancePierre Foods, Inc.
9.50% due 10/10/17	1,131,000	1,139,483
Albertson’s (Safeway) Holdings LLC
5.50% due 08/25/21	1,138,500	1,138,147
CTI Foods Holding Co. LLC
8.25% due 06/28/21	1,105,000	1,011,075
Americold Realty
6.50% due 12/01/22	997,500	999,994
Sho Holding I Corp.
6.00% due 10/27/22	997,500	992,513
Affordable Care Holding
5.75% due 10/24/22	997,500	992,513
IHC Holding Corp.
7.00% due 04/30/21†††,1	992,500	977,414
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19	983,661	951,692
ABG Intermediate Holdings 2 LLC
5.50% due 05/27/21	916,321	907,157
Lineage Logistics LLC
4.50% due 04/07/21	947,583	904,942
Bauer Performance Sports
4.50% due 04/15/21	800,000	626,664
NES Global Talent
6.50% due 10/03/19	331,929	292,097
Rite Aid Corp.
5.75% due 08/21/20	100,000	100,250
Targus Group International, Inc.
15.00% due 12/31/19†††,1	55,345	81,223
13.75% due 06/07/16†††,1,10	155,344	–
Total Consumer, Non-cyclical		17,329,532

Financial – 4.5%
Acrisure LLC
6.50% due 05/19/22	2,283,744	2,269,472
Trademonster
7.25% due 08/29/19†††	2,266,108	2,254,777

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 – 39.1% (continued)
Financial – 4.5% (continued)
Expert Global Solutions, Inc.
8.50% due 04/03/18	1,452,000	$1,448,370
12.50% due 10/03/18	431,375	422,747
13.00% due 10/03/18	21,080	20,658
American Stock Transfer & Trust
5.75% due 06/26/20	1,465,447	1,433,690
Hyperion Insurance
5.50% due 04/29/22	1,291,223	1,252,486
Assured Partners, Inc.
5.75% due 10/21/22	1,157,500	1,157,500
Safe-Guard
6.25% due 08/19/21	1,152,333	1,083,193
Integro Parent, Inc.
6.76% due 10/31/22	946,731	901,762
6.75% due 10/31/22	50,926	48,507
Ryan LLC
6.75% due 08/07/20	962,500	940,844
Magic Newco, LLC
12.00% due 06/12/19	750,000	783,750
Cunningham Lindsey U.S., Inc.
9.25% due 06/10/20	116,932	60,025
Total Financial		14,077,781

Communications – 3.1%
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20	2,387,429	2,383,585
Avaya, Inc.
6.25% due 05/29/20	3,061,962	2,230,639
GOGO LLC
11.25% due 03/21/18	1,310,031	1,323,132
7.50% due 03/21/18	819,436	839,922
Anaren, Inc.
9.25% due 08/18/21	1,000,000	912,500
5.50% due 02/18/21	943,193	865,379
Proquest LLC
10.00% due 12/15/22	1,000,000	968,750
Total Communications		9,523,907

Basic Materials – 2.7%
Zep, Inc.
5.50% due 06/27/22	1,985,000	1,983,769
PetroChoice Holdings
6.00% due 08/19/22	1,492,500	1,481,306

See notes to financial statements.

26 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 – 39.1% (continued)
Basic Materials – 2.7% (continued)
Noranda Aluminum Acquisition Corp.
5.75% due 02/28/19	2,358,464	$872,632
10.04% due 11/08/16†††,1	608,498	584,158
Atkore International, Inc.
7.75% due 10/09/21	1,350,000	1,309,500
Platform Specialty Products Corp.
5.50% due 06/07/20	1,208,211	1,204,683
Azelis Finance S.A.
6.50% due 12/16/22	498,750	502,181
Orica Chemicals
7.25% due 02/28/22	250,000	247,500
Ennis Flint Road Infrastructure
7.75% due 09/30/21	140,000	137,900
Total Basic Materials		8,323,629

Energy – 1.1%
Invenergy Thermal
6.50% due 10/19/22	1,642,124	1,560,017
PSS Companies
5.50% due 01/28/20	1,867,543	1,213,903
Cactus Wellhead
7.00% due 07/31/20	1,133,514	765,122
Total Energy		3,539,042

Utilities – 0.8%
Panda Stonewall
6.50% due 11/12/21	1,875,000	1,818,750
Lone Star Energy
5.25% due 02/22/21	748,089	523,662
Total Utilities		2,342,412

Transportation – 0.4%
Travelport Holdings LLC
5.75% due 09/02/21	844,433	846,332
Ceva Group Plc (United Kingdom)
6.50% due 03/19/21	305,120	259,926
Ceva Logistics US Holdings
6.50% due 03/19/21	70,814	60,325
Ceva Logistics Holdings BV (Dutch)
6.50% due 03/19/21	51,080	43,514
Ceva Logistics Canada, ULC
6.50% due 03/19/21	8,841	7,533
Total Transportation		1,217,630
Total Senior Floating Rate Interests
(Cost $126,502,100)		121,219,001

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.0%
Financial – 10.6%
Citigroup, Inc.
5.95%[2,11,12]	3,000,000	$2,962,499
5.88%[2,11,12]	1,000,000	972,500
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.50% due 04/15/21[2,6]	2,150,000	1,972,624
7.38% due 04/01/20[2,6]	950,000	893,000
Bank of America Corp.
6.10%[2,11,12]	1,750,000	1,792,108
6.50%[2,11,12]	1,000,000	1,055,000
GMH Military Housing-Navy Northeast LLC
6.30% due 10/15/49†††,2	2,900,000	2,779,215
Customers Bank
6.13% due 06/26/29[2,3,7]	2,500,000	2,500,000
Garfunkelux Holding Co. 3 S.A.
8.50% due 11/01/22	1,400,000 GBP	2,081,480
Fifth Third Bancorp
4.90%[2,11,12]	1,500,000	1,314,375
5.10%[2,11,12]	815,000	745,725
National Financial Partners Corp.
9.00% due 07/15/21[2,6]	1,950,000	1,898,813
Atlas Mara Ltd.
8.00% due 12/31/20	2,200,000	1,848,000
NewStar Financial, Inc.
7.25% due 05/01/20[2]	1,950,000	1,813,500
AmTrust Financial Services, Inc.
6.12% due 08/15/23[2]	1,750,000	1,799,102
Greystar Real Estate Partners LLC
8.25% due 12/01/22[2,6]	1,450,000	1,508,000
Cadence Bank North America
6.25% due 06/28/29[2,3,6]	1,600,000	1,280,000
HUB International Ltd.
9.25% due 02/15/21[2,6]	1,000,000	1,040,000
Lincoln Finance Ltd.
7.38% due 04/15/21[2,6]	800,000	856,000
Pacific Beacon LLC
5.63% due 07/15/51[2,6]	719,722	644,382
Atlantic Marine Corporations Communities LLC
5.38% due 02/15/48[2]	556,076	568,193
Jefferies LoanCore LLC / JLC Finance Corp.
6.87% due 06/01/20[2,6]	500,000	432,500
Oxford Finance LLC / Oxford Finance Company-Issuer, Inc.
7.25% due 01/15/18[2,6]	309,000	302,820
Total Financial		33,059,836

See notes to financial statements.

28 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.0% (continued)
Energy – 5.8%
ContourGlobal Power Holdings S.A.
7.13% due 06/01/19[2,6]	2,450,000	$2,462,250
Whiting Petroleum Corp.
5.75% due 03/15/21[2]	2,300,000	1,949,249
Sunoco Logistics Partners Operations, LP
4.25% due 04/01/24[2]	1,000,000	970,707
5.95% due 12/01/25[2]	850,000	911,670
Keane Group Holdings LLC
12.00% due 08/08/19†††,1	1,925,000	1,636,250
Husky Energy, Inc.
4.00% due 04/15/24[2]	900,000	894,865
3.95% due 04/15/22[2]	600,000	606,198
Hess Corp.
8.13% due 02/15/19[2]	950,000	1,055,040
Halcon Resources Corp.
8.63% due 02/01/20[2,6]	1,100,000	1,038,125
TerraForm Power Operating LLC
5.88% due 02/01/23[2,6]	1,096,000	969,960
Comstock Resources, Inc.
10.00% due 03/15/20[2,6]	1,300,000	955,500
EQT Corp.
8.13% due 06/01/19[2]	800,000	873,236
SandRidge Energy, Inc.
8.75% due 06/01/20[2,6,10]	1,900,000	750,500
Buckeye Partners, LP
4.35% due 10/15/24[2]	750,000	710,953
Approach Resources, Inc.
7.00% due 06/15/21[2]	994,000	566,580
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23[2,6]	400,000	374,000
6.13% due 03/01/22[2]	200,000	188,940
Gibson Energy, Inc.
6.75% due 07/15/21[6]	425,000	421,813
QEP Resources, Inc.
6.88% due 03/01/21[2]	350,000	351,750
Atlas Energy Holdings Operating Company LLC / Atlas Resource Finance Corp.
7.75% due 01/15/21[2]	1,425,000	171,000
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[2,7,10]	1,216,133	158,097
Total Energy		18,016,683

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.0% (continued)
Consumer, Cyclical – 4.2%
NPC International Incorporated / NPC Operating Company A Inc / NPC Operating Co B Inc
10.50% due 01/15/20[2]	2,055,000	$2,162,888
WMG Acquisition Corp.
6.75% due 04/15/22[2,6]	2,130,000	2,116,688
HP Communities LLC
6.82% due 09/15/53[2,6]	981,884	1,090,716
6.16% due 09/15/53†††,2,6	1,000,000	1,023,900
TVL Finance plc
8.50% due 05/15/23	1,300,000 GBP	1,967,212
Nathan’s Famous, Inc.
10.00% due 03/15/20[2,6]	1,804,000	1,916,749
PF Chang’s China Bistro, Inc.
10.25% due 06/30/20[2,6]	1,255,000	1,167,150
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.75% due 06/15/23[2,6]	1,150,000	1,060,875
Exide Technologies
11.00% due 04/30/20[2,13]	645,757	526,292
Total Consumer, Cyclical		13,032,470

Industrial – 4.2%
Summit Materials LLC / Summit Materials Finance Corp.
8.50% due 04/15/22[2,6]	2,150,000	2,289,750
Novelis, Inc.
8.75% due 12/15/20[2]	1,200,000	1,244,999
8.38% due 12/15/17[2]	877,000	896,733
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[2,6]	2,025,000	2,025,000
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27†††,2,6	1,905,581	1,868,612
LMI Aerospace, Inc.
7.38% due 07/15/19[2]	1,575,000	1,606,500
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19[2]	1,800,000	1,548,000
Coveris Holdings S.A.
7.88% due 11/01/19[2,6]	1,055,000	1,033,900
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
7.25% due 05/15/24[6]	250,000	255,000
CEVA Group plc
7.00% due 03/01/21[2,6]	175,000	158,813
Total Industrial		12,927,307

See notes to financial statements.

30 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.0% (continued)
Communications – 3.8%
DISH DBS Corp.
5.88% due 11/15/24[2]	2,050,000	$1,897,295
Numericable-SFR S.A.
7.38% due 05/01/26[2,6]	1,800,000	1,815,750
Sprint Communications, Inc.
7.00% due 03/01/20[2,6]	800,000	825,592
6.00% due 11/15/22[2]	1,000,000	750,000
Midcontinent Communications & Midcontinent Finance Corp.
6.88% due 08/15/23[2,6]	1,300,000	1,352,000
Sprint Corp.
7.88% due 09/15/23[2]	1,150,000	897,000
MDC Partners, Inc.
6.50% due 05/01/24[2,6]	800,000	774,000
Interoute Finco plc
7.37% due 10/15/20	620,000 EUR	749,350
EIG Investors Corp.
10.88% due 02/01/24[6]	750,000	682,500
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[2,6]	550,000	572,000
CSC Holdings LLC
6.75% due 11/15/21[2]	500,000	514,000
Zayo Group LLC / Zayo Capital, Inc.
6.38% due 05/15/25	400,000	416,000
Avaya, Inc.
7.00% due 04/01/19[2,6]	530,000	384,250
Inmarsat Finance plc
4.88% due 05/15/22[6]	300,000	264,750
Total Communications		11,894,487

Consumer, Non-cyclical – 3.4%
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[2,6]	2,082,000	2,108,025
Kinetic Concepts Incorporated / KCI USA Inc
7.88% due 02/15/21[2,6]	1,500,000	1,609,170
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[2,6]	1,625,000	1,556,100
Albertsons Companies LLC / Safeway Incorporated / New Albertson’s Inc / Albertson’s LLC
6.63% due 06/15/24[6]	1,500,000	1,535,625
Opal Acquisition, Inc.
8.88% due 12/15/21[2,6]	1,805,000	1,412,413
Halyard Health, Inc.
6.25% due 10/15/22[2]	1,100,000	1,069,750
Bumble Bee Holdco SCA
9.63% due 03/15/18[2,6,13]	900,000	891,000

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.0% (continued)
Consumer, Non-cyclical – 3.4% (continued)
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[2,6]	350,000	$343,000
Total Consumer, Non-cyclical		10,525,083

Basic Materials – 2.9%
BHP Billiton Finance USA Ltd.
6.75%[2,3,6,11]	2,000,000	2,072,000
Yamana Gold, Inc.
4.95% due 07/15/24[2]	2,160,000	2,041,201
Eldorado Gold Corp.
6.13% due 12/15/20[2,6]	1,950,000	1,833,000
GCP Applied Technologies, Inc.
9.50% due 02/01/23[2,6]	1,475,000	1,637,250
Constellium N.V.
7.88% due 04/01/21[2,6]	950,000	964,250
Mirabela Nickel Ltd.
9.50% due 06/24/19†††,1	1,325,230	331,307
1.00% due 09/10/44†††,1	27,743	–
TPC Group, Inc.
8.75% due 12/15/20[6]	85,000	65,450
Total Basic Materials		8,944,458

Technology – 1.7%
Micron Technology, Inc.
7.50% due 09/15/23[2,6]	1,550,000	1,627,500
Infor US, Inc.
6.50% due 05/15/22[2]	1,400,000	1,284,500
Cengage Learning, Inc.
9.50% due 06/15/24[6]	1,000,000	1,012,500
First Data Corp.
7.00% due 12/01/23[2,6]	500,000	506,875
Epicor Software
9.25% due 06/21/23†††,1,2	500,000	477,750
Aspect Software, Inc.
3.00% due 05/25/23†††,1,6,13	368,515	368,515
Total Technology		5,277,640

Utilities – 0.4%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[2,6]	1,225,000	1,182,125
Total Corporate Bonds
(Cost $115,767,153)		114,860,089

See notes to financial statements.

32 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 3.7%
Commercial Mortgage Backed Securities – 2.6%
GS Mortgage Securities Corporation Trust
2016-ICE2, 8.93% due 02/15/33[2,3,6]	3,000,000	$3,007,899
Capmark Military Housing Trust
2007-AETC, 5.74% due 02/10/52†††,2,6	1,928,895	1,938,790
2007-AET2, 6.06% due 10/10/52[2,6]	488,709	488,388
GMAC Commercial Mortgage Asset Corp
2003-PRES, 6.24% due 10/10/41†††,2,6	1,416,883	1,441,835
Motel 6 Trust
2015-MTL6, 5.27% due 02/05/30[2,6]	1,200,000	1,171,772
Total Commercial Mortgage Backed Securities		8,048,684

Residential Mortgage Backed Securities – 1.1%
Nomura Resecuritization Trust
2012-1R, 0.88% due 08/27/47[2,3,6]	2,298,314	2,194,889
TBW Mortgage Backed Pass-Through Certificates
2006-6, 6.04% due 01/25/37[2,9]	1,544,186	799,771
2006-6, 5.75% due 01/25/37[2,9]	649,468	358,724
New Century Home Equity Loan Trust
2004-A, 5.46% due 08/25/34[2,3]	20,619	20,451
Total Residential Mortgage Backed Securities		3,373,835
Total Collateralized Mortgage Obligations
(Cost $11,337,347)		11,422,519

FOREIGN GOVERNMENT BONDS†† – 2.4%
Kenya Government International Bond
6.87% due 06/24/24[2,6]	4,250,000	3,900,225
Dominican Republic International Bond
6.85% due 01/27/45[2,6]	3,450,000	3,424,125
Total Foreign Government Bonds
(Cost $7,954,975)		7,324,350

MUNICIPAL BONDS†† – 1.5%
Illinois – 1.1%
City of Chicago Illinois General Obligation Unlimited
6.26% due 01/01/40[2]	2,350,000	2,089,385
5.43% due 01/01/42[2]	1,750,000	1,441,177
Total Illinois		3,530,562

Puerto Rico – 0.4%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds
0.00% due 08/01/41[2,4]	6,000,000	1,196,640
Total Municipal Bonds
(Cost $4,635,982)		4,727,202
Total Investments – 141.5%
(Cost $465,604,142)		$439,212,964

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 33

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Contracts	Value
CALL OPTIONS WRITTEN†,* – (0.4)%
Call options on:
S&P 500 Index Expiring June 2016 with strike price of $2,055.00	279	$(1,357,335)
Total Call Options Written
(Premiums received $706,202)		(1,357,335)
Other Assets & Liabilities, net – (41.1)%		(127,609,445)
Total Net Assets – 100.0%		$310,246,184

		Unrealized
	Contracts	Gain
EQUITY FUTURES CONTRACTS PURCHASED†
June 2016 S&P 500 Index E-Mini Futures Contracts
(Aggregate Value of Contracts $58,338,900)	558	$2,284,636

~	The face amount is denominated in U.S. Dollars, unless otherwise indicated.
*	Non-income producing security.
**	Less than 0.1%
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Security was fair valued by the Valuation Committee at May 31, 2016. The total market value of fair valued securities amounts to $20,727,381, (cost $27,640,041) or 6.7% of total net assets.
2	All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of May 31, 2016, the total market value of the segregated securities was $254,777,947.
3	Variable rate security. Rate indicated is rate effective at May 31, 2016.
4	Zero coupon rate security.
5	Rate indicated is the 7-day yield as of May 31, 2016.
6	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $197,400,602 (cost $214,609,625), or 63.6% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
7	Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $14,695,442 (cost $22,704,201), or 4.7% of total net assets — see Note 12.
8	Security has no stated coupon. However, it is expected to receive residual cashflow payments on defined deal dates.
9	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is rate effective at May 31, 2016.
10	Security is in default.
11	Perpetual maturity.

See notes to financial statements.

34 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

12	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
13	Security is a pay in-kind bond.
14	All or a portion of this security is pledged as futures collateral.

B.V.	Limited Liability Company
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
EUR	Euro
FCB	Farmers Credit Bureau
GBP	Great Britain Pound
LLC	Limited Liability Company
LP	Limited Partnership
N.V.	Publicly Traded Company
plc	Public Limited Company
S.A.	Corporation
SCA	Limited Partnership
ULC	Unlimited Liability Corporation
See sector classification in Supplemental Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	91.1%
Canada	2.0%
Luxembourg	1.5%
United Kingdom	1.3%
Marshall Islands	0.9%
Kenya	0.9%
Dominican Republic	0.8%
France	0.6%
Netherlands	0.5%
Saint Maarten	0.4%
Cayman Islands	0.0%*
Australia	0.0%*
Total Long-Term Investments	100.0%
*Less than 0.1%.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 35

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2016 (see Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Assets:
Corporate Bonds	$-	$106,374,540	$8,485,549	$114,860,089
Asset Backed Securities	-	143,903,934	8,036,285	151,940,219
Collateralized Mortgage Obligations	-	8,041,894	3,380,625	11,422,519
Senior Floating Rate Interests	-	102,189,160	19,029,841	121,219,001
Municipal Bonds	-	4,727,202	-	4,727,202
Foreign Government Bonds	-	7,324,350	-	7,324,350
Common Stocks	-	230,864	1,079,055	1,309,919
Preferred Stocks	2,906,812	-	-	2,906,812
U.S. Government Securities	-	20,798,992	-	20,798,992
Money Market Fund	2,703,861	-	-	2,703,861
Forward Foreign Currency Exchange Contracts*	-	128,423	-	128,423
Equity Futures Contracts*	2,284,636	-	-	2,284,636
Total Assets	$7,895,309	$393,719,359	$40,011,355	$441,626,023

Liabilities:
Options Written	1,357,335	-	-	1,357,335
Unfunded Commitments	-	771,834	-	771,834
Forward Foreign Currency Exchange Contracts*	-	106,020	-	106,020
Total Liabilities	$1,357,335	$877,854	$-	$2,235,189
* These amounts are reported as unrealized gain/(loss) as of May 31, 2016.

If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.
See notes to financial statements.

36 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at		Unobservable	Input
Category	5/31/16	Valuation Technique	Inputs	Range
Corporate Bonds	$ 5,671,727	Option adjusted spread off	Indicative Quote	–
the prior month end
broker quote over the
3 month LIBOR
Corporate Bonds	$ 2,114,000	Model Price	Market Comparable Yields	9.2% – 19.5%

Corporate Bonds	$ 368,515	Enterprise Value	Valuation Multiple	7.2x
Corporate Bonds	$ 331,307	Model Price	Liquidation Value	–
Asset Backed	$ 6,536,282	Option adjusted spread off	Indicative Quote	–
Securities		the prior month end
broker quote over the
3 month LIBOR
Asset Backed	$ 1,500,000	Model Price	Market Comparable Yields	2.38 – 2.75%
Securities
Collateralized	$ 3,380,625	Option adjusted spread off	Indicative Quote	–
Mortgage		the prior month end
Obligations		broker quote over the
3 month LIBOR
Senior Floating	$ 3,695,340	Option adjusted spread off	Indicative Quote	–
Rate Interests		the prior month end
broker quote over the
3 month LIBOR
Senior Floating	$ 5,160,705	Enterprise Value	Valuation Multiple	4.9x – 22.8x
Rate Interests
Senior Floating	$ 9,589,638	Model Price	Market Comparable Yields	5.1% – 6.8%
Rate Interests
Senior Floating	$ 584,158	Model Price	Liquidation Value	–
Rate Interests
Common Stocks	$ 377	Model Price	Liquidation Value	–
Common Stocks	$ 1,078,676	Enterprise Value	Valuation Multiple	4.9x – 7.2x

Significant changes in an indicative quote, liquidation value, market comparable yield or valuation multiple would generally result in significant changes in the fair value of the security.
Any remaining Level 3 securities held by the Fund and excluded from the tables above, were not considered material to the Fund.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 37

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

As of May 31, 2016, the Fund had securities with a total value of $9,819,159 transferred from Level 2 to Level 3 due to lack of multiple vendor prices. As of May 31, 2016, the Fund had a security with a total value of $377 transferred from Level 1 to Level 3 due to security being halted on the principal exchange on which it trades. The Fund had a security with a total value of $276,944 transferred from Level 3 to Level 2 due to availability of market price information at the period end.
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended May 31, 2016:
		Senior
	Asset	Floating		Collateralized
	Backed	Rate	Corporate	Mortgage	Common
	Securities	Interests	Bonds	Obligations	Stocks	Total
Assets:
Beginning Balance	$1,725,304	$7,040,630	$3,787,867	$4,392,687	$–	$16,946,488
Paydowns Received	(445,280)	(3,542,211)	(50,000)	(35,670)	–	(4,073,161)
Payment-in-kind
Distributions
Received	–	89,304	93,224	–	–	182,528
Realized Gain/(Loss)	9,209	64,273	(185,982)	90,507	–	(21,993)
Change in Unrealized
Gain/(Loss)	(335,684)	(266,093)	(1,153,764)	(50,557)	1	(1,806,097)
Accrued discounts/
(premiums)	135,553	53,090	44,487	2,564	–	235,694
Purchases	4,948,522	13,170,392	1,366,015	–	–	19,484,929
Sales	–	(10,930)	(541,875)	(1,018,906)	–	(1,571,711)
Corporate actions	–	13,409	–	–	1,078,677	1,092,086
Transfers into Level 3	2,275,605	2,417,977	5,125,577	–	377	9,819,536
Transfers out of Level 3	(276,944)	–	–	–	–	(276,944)
Ending Balance	$8,036,285	$19,029,841	$8,485,549	$3,380,625	$1,079,055	$40,011,355
Net change in unrealized
appreciation
(depreciation) for
investments in
securities still held
at May 31, 2016	$(217,385)	$(199,443)	$(1,184,046)	$(4,421)	$1	$(1,605,294)

See notes to financial statements.

38 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2016

ASSETS:
Investments, at value (cost $465,604,142)	$439,212,964
Cash	1,997,862
Restricted cash	1,760,386
Foreign currency, at value (Cost $1,352,845)	1,345,816
Unrealized appreciation on forward foreign currency exchange contracts	128,423
Receivables:
Investments sold	12,602,220
Interest	4,364,851
Tax reclaims	13,851
Dividends	6,875
Other assets	840
Total assets	461,434,088
LIABILITIES:
Reverse repurchase agreements	130,570,046
Borrowings	9,354,955
Options written, at value (premiums received $706,202)	1,357,335
Unfunded loan commitments, at value (Note 10) (Commitment fees received $899,040)	771,834
Due to broker	586,000
Interest payable on borrowings	303,190
Variation margin on futures	175,770
Unrealized depreciation on forward foreign currency exchange contracts	106,020
Payable for:
Investments purchased	7,151,607
Investment advisory fees	377,075
Offering costs	223,309
Trustees’ fees and expenses*	26,238
Fund accounting fees	16,778
Administration fees	8,569
Accrued expenses and other liabilities	159,178
Total liabilities	151,187,904
NET ASSETS	$310,246,184
NET ASSETS CONSIST OF:
Common Stock, $0.01 par value per share, unlimited number of shares authorized,
17,729,262 shares issued and outstanding	$177,293
Additional paid-in capital	344,087,781
Distributions in excess of net investment income	(7,884,106)
Accumulated net realized loss on investments	(1,505,350)
Net unrealized depreciation on investments	(24,629,434)
NET ASSETS	$310,246,184
Net asset value	$17.50
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 39

STATEMENT OF OPERATIONS	May 31, 2016
For the Year Ended May 31, 2016

INVESTMENT INCOME:
Interest, net of foreign taxes withheld $21,268	$30,887,843
Dividends	1,293,969
Total investment income	32,181,812
EXPENSES:
Investment advisory fees	4,626,850
Interest expense	2,011,082
Professional fees	178,078
Excise tax expense	157,516
Fund accounting fees	117,550
Trustees’ fees and expenses*	115,170
Administration fees	107,575
Printing fees	85,376
Custodian fees	55,743
Registration and filings	27,670
Transfer agent fees	20,324
Insurance	15,526
Miscellaneous	3,072
Total expenses	7,521,532
Net investment income	24,660,280
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	876,439
Foreign currency transactions	504,442
Written options	1,218,742
Futures contracts	3,559,147
Net realized gain	6,158,770
Net change in unrealized appreciation (depreciation) on:
Investments	(30,838,462)
Foreign currency translations	(120,068)
Written options	(819,130)
Futures contracts	2,284,636
Net change in unrealized appreciation (depreciation)	(29,493,024)
Net realized and unrealized loss	(23,334,254)
Net increase in net assets resulting from operations	$1,326,026
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

40 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2016

	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$24,660,280	$21,075,117
Net realized gain on investments	6,158,770	4,002,372
Net change in unrealized appreciation (depreciation) on investments	(29,493,024)	(6,936,820)
Net increase in net assets resulting from operations	1,326,026	18,140,669
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(32,113,499)	(23,319,305)
Capital gains	(6,431,359)	(12,572,692)
Total distributions to shareholders	(38,544,858)	(35,891,997)
SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued through at-the-market offering	3,253,035	40,902,208
Reinvestments	1,244,253	2,084,665
Common share offering costs charged to paid-in capital	(19,815)	(248,803)
Net increase in net assets resulting from shareholder transactions	4,477,473	42,738,070
Net increase (decrease) in net assets	(32,741,359)	24,986,742
NET ASSETS:
Beginning of year	342,987,543	318,000,801
End of year	$310,246,184	$342,987,543
Distributions in excess of net investment income at end of year	$(7,884,106)	$(1,338,644)

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 41

STATEMENT OF CASH FLOWS	May 31, 2016
For the Year Ended May 31, 2016

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$1,326,026
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation (depreciation) on investments	30,838,462
Net change in unrealized appreciation (depreciation) on written options	819,130
Net change in unrealized appreciation (depreciation) on foreign currency translations	112,406
Net realized gain on investments	(876,439)
Net realized gain on written options	(1,218,742)
Net accretion of bond discount and amortization of bond premium	(4,292,313)
Purchases of long-term investments	(493,188,149)
Paydowns received on mortgage and asset backed securities	35,688,901
Proceeds from written options	12,925,255
Cost of closing written options	(10,047,540)
Proceeds from sales of long-term investments	521,702,961
Other payments	108,980
Net Purchases of short-term investments	(18,921,737)
Decrease in dividends receivable	29,907
Increase in interest receivable	(87,229)
Increase in investments sold receivable	(9,803,434)
Increase in tax reclaims receivable	(6,006)
Decrease in other assets	555
Increase in due to broker	586,000
Decrease in investments purchased payable	(10,637,802)
Increase in interest payable on borrowings	199,874
Commitment fees received on unfunded commitments	823,924
Increase in variation margin	175,770
Decrease in investment advisory fees payable	(45,668)
Decrease in administration fees payable	(907)
Increase in trustees’ fees and expenses* payable	4,176
Increase in fund accounting fees payable	3,867
Decrease in accrued expenses and other liabilities	(23,275)
Net Cash Provided by Operating and Investing Activities	56,196,953
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	3,253,035
Decrease in receivable for fund shares sold through at-the-market offering	262,025
Distributions to common shareholders	(37,300,605)
Proceeds from reverse repurchase agreements	279,909,757
Payments made on reverse repurchase agreements	(264,097,874)
Proceeds from borrowings	15,572,000
Payments made on borrowings	(51,706,000)
Offering costs in connection with the issuance of common shares	(36,756)
Net Cash Used in Financing Activities	(54,144,418)
Net increase in cash	2,052,535
Cash at Beginning of Period (including foreign currency and restricted cash)	3,051,529
Cash at End of Period (including foreign currency and restricted cash)	$5,104,064
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,811,208
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$1,244,253
Supplemental Disclosure of Non Cash Operating Activity: Additional principal received
on payment-in-kind bonds	$185,625
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

42 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2016

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2016	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of period	$19.61	$20.56	$20.95	$19.00	$20.11
Income from investment operations:
Net investment income(a)	1.40	1.28	1.44	1.68	1.80
Net gain (loss) on investments (realized and unrealized)	(1.33)	(0.05)	0.35	2.22	(1.06)
Total from investment operations	0.07	1.23	1.79	3.90	0.74
Less distributions:
From and in excess of net investment income	(1.82)	(1.42)	(1.82)	(1.78)	(1.85)
Capital gains	(0.36)	(0.76)	(0.36)	(0.17)	—
Total distributions to shareholders	(2.18)	(2.18)	(2.18)	(1.95)	(1.85)
Net asset value, end of period	$17.50	$19.61	$20.56	$20.95	$19.00
Market value, end of period	$17.61	$21.21	$21.83	$21.91	$21.08
Total Return(b)
Net asset value	0.80%	6.39%	9.20%	21.37%	4.09%
Market value	-6.07%	8.08%	10.71%	14.10%	3.81%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$310,246	$342,988	$318,001	$286,471	$207,346
Ratio to average net assets applicable to Common Shares:
Net investment income, including interest expense	7.79%	6.44%	7.07%	8.30%	9.45%
Total expenses, including interest expense(c)(d)	2.38%	2.16%	2.28%	2.47%	2.55%
Portfolio turnover rate	116%	86%	95%	165%	112%

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 43

FINANCIAL HIGHLIGHTS continued	May 31, 2016

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2016	2015	2014	2013	2012
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$139,925	$160,247	$136,430	$115,573	$83,842
Asset Coverage per $1,000 of indebtedness(e)	$3,217	$3,140	$3,331	$3,479	$3,473

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value
(“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment
Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.02%, 0.03%, 0.03%, 0.05% and 0.04% for the years ended May 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Excluding interest expense, the operating expense ratios for the years ended May 31 would be:

2016	2015	2014	2013	2012
1.74%	1.72%	1.78%	1.81%	1.78%

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

44 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	May 31, 2016

Note 1 – Organization:
Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).
The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The following is a summary of significant accounting policies consistently followed by the Fund.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sale price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.
Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
Listed options are valued at the Official Settlement Price listed in by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current settlement prices. Financial futures contracts are valued at 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

46 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(c) Restricted Cash
A portion of cash on hand relates to collateral received by the Fund for repurchase agreements and futures contracts. This amount is presented on the Statement of Assets and Liabilities as Restricted Cash.
(d) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.
As of May 31, 2016, the Fund had no swap contracts outstanding.
(e) Covered Call Options and Put Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on purchased options are included with Investments on the Statement of Operations.
(f) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and ask price of respective exchange rates on the date of the transaction.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.

48 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.
(g) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.
(h) Futures Contracts
Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
(i) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(j) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM, under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.
Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Fund. As compensation for these services, RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS serves as the accounting agent for the Fund. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

50 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.
Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The Fund’s fair valuation guidelines categorize these securities as Level 3.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Internal Revenue Code”), applicable to regulated investment companies.
The Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $157,516 or $0.009 per share of federal excise tax attributable to calendar year 2015.
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of May 31, 2016, the Fund had no capital loss carryforwards.
Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. As of May 31, 2016, the following reclassification were made to the capital accounts of the Fund to reflect permanent book and tax differences, primarily relating to foreign currency transactions, disposition of PFICs, paydown gains and excise tax paid. Net investment income, net realized gains and net assets were not affected by the changes.

Undistributed	Accumulated
(distributions in excess of)	Net Realized	Additional
Net Investment Income	Gain/(Loss)	Paid in Capital
$907,757	$(763,788)	$(143,969)

As of May 31, 2016, the cost of investments and accumulated unrealized appreciation/(depreciation) of investments for federal income tax purposes, were as follows:

Net Tax
	Gross Tax	Gross	Unrealized
Cost of Investments	Unrealized	Tax Unrealized	Depreciation
for Tax Purposes	Appreciation	Depreciation	on Investments
$473,988,070	$14,569,045	$(49,344,151)	$(34,775,106)

52 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

The differences between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, equity to debt income accruals, collateralized loan obligations, and the marking to market of forward foreign currency contracts, futures contracts and options contracts.
As of May 31, 2016, the tax components of accumulated earnings/losses (excluding paid-in capital) on a tax basis were as follows:

	Undistributed
	Long-Term Capital
Undistributed	Gains/(Accumulated	Net Unrealized
Ordinary Income	Capital and Other Losses)	Depreciation
$520,395	$129,983	$(34,669,268)

For the years ended May 31, 2016 and 2015, the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:

Distributions paid from	2016	2015
Ordinary income	$32,113,499	$35,891,997
Long –term capital gain	6,431,359	—
	$38,544,858	$35,891,997

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 6 – Investments in Securities:
During the year ended May 31, 2016, the cost of purchases and proceeds from sales of investments, excluding written options, futures contracts and short-term investments, were $493,188,149 and $521,702,961, respectively.
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

the current market price to save costs, where permissible. For the year ended May 31, 2016, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$631,413	$5,764,156	$562,396

Note 7 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
(a) Covered Call Options and Put Options
The Fund pursues its investment objective by employing an option strategy of writing (selling) covered call options and, from time to time, buys or sells put options on equity securities and indices. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise

54 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. The maximum exposure the Fund has at risk when purchasing an option is the premium paid.
The Fund entered into written option contracts during the year ended May 31, 2016.
Details of the transactions were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of the period	4,656	$497,512
Options written during the period	41,686	12,925,255
Options expired during the period	(3,843)	(1,625,214)
Options closed during the period	(38,710)	(9,641,068)
Options assigned during the period	(3,510)	(1,450,283)
Options outstanding, end of period	279	$706,202

(b) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.
The Fund may utilize index swap transactions to manage its exposure to various securities markets, changes in interest rates, or currency values. Index swap transactions allow the Fund to receive the appreciation/depreciation of the specified index over a specified time period in exchange for an agreed upon fee paid to the counterparty.
The Fund did not have any swap agreements outstanding as of or for the year ended May 31, 2016.
(c) Forward Foreign Currency Exchange Contracts
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes.
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.
As of May 31, 2016, the following forward foreign currency exchange contracts were outstanding:

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Sell		Counterparty	Date	Value	5/31/16	(Depreciation)
EUR	4,224,000
for USD	4,821,037	Bank of America Merrill Lynch	6/13/2016	$4,821,037	$4,705,403	$115,634
GBP	1,255,000
for USD	1,810,344	Bank of America Merrill Lynch	6/13/2016	1,810,344	1,828,991	(18,647)
GBP	4,780,000
for USD	6,896,278	Bank of America Merrill Lynch	6/13/2016	6,896,278	6,966,197	(69,919)
GBP	60,000
for USD	88,098	Bank of America Merrill Lynch	6/13/2016	88,098	87,360	738
						$ 27,806

56 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued						May 31, 2016

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Buy		Counterparty	Date	Value	5/31/16	(Depreciation)
EUR	425,000
for USD	481,418	Bank of America Merrill Lynch	6/13/2016	481,418	473,437	$ (7,981)
EUR	1,267,000
for USD	1,420,871	Bank of America Merrill Lynch	6/13/2016	1,420,871	1,411,398	(9,473)
EUR	1,200,000
for USD	1,335,858	Bank of America Merrill Lynch	6/13/2016	1,335,858	1,336,762	904
GBP	1,008,000
for USD	1,457,875	Bank of America Merrill Lynch	6/13/2016	1,457,875	1,469,022	11,147
						(5,403)
Net unrealized appreciation on forward foreign currency exchange contracts						$ 22,403

(d) Futures Contracts
A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.
(e) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 57

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of May 31, 2016.

Statement of Asset and Liabilities
Presentation of Fair Values of Derivative Instruments (value in $000s):

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity risk		$ –	Options Written	$1,357
Equity risk	Unrealized appreciation on	2,285	Unrealized depreciation on	–
	futures contracts*		futures contracts*
Foreign exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	128	exchange contracts	106
Total		$2,413		$1,463

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations for the year ended May 31, 2016.
Effect of Derivative Instruments on the Statement of Operations

Amount of Realized Gain (Loss) on Derivatives (value in $000s):

Primary Risk	Written	Foreign Currency	Futures
Exposure	Options	Transactions	Contracts	Total
Equity risk	$1,219	$ –	$ 3,559	$ 4,778
Foreign exchange risk	–	504	–	504
Total	$1,219	$ 504	$ 3,559	$ 5,282

Change in Unrealized Appreciation (Depreciation) on Derivatives (value in $000s):

Primary	Written	Foreign Currency	Futures
Risk Exposure	Options	Translations	Contracts	Total
Equity risk	$(819)	$ –	$ 2,285	$ 1,466
Foreign exchange risk	–	(112)*	–	(112)
Total	$(819)	$ (112)	$ 2,285	$ 1,354

*	The Statement of Operations includes change in unrealized appreciation (depreciation) on foreign currency and payables or receivables in foreign currency.

58 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

Derivative Volume

Forward Foreign Currency Exchange Contracts:
The Fund had the following activity in forward foreign currency exchange contracts during the year ended May 31, 2016:
Average Settlement Value Purchased	$3,399,713
Average Settlement Value Sold	2,462,120

Futures Contracts:
The Fund had no activity in futures contracts during the first 8 months of the year ended May 31, 2016. For the final 4 months of the year ended May 31, 2016, the Fund had the following activity in futures contracts:
Average Notional Value	$57,724,406

Note 8 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 59

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with GAAP.
Net Amounts
		Gross Amounts	of Assets	Gross Amounts Not
	Gross	Offset in the	Presented in the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial
Description	Assets	Liabilities	Liabilities	Instruments	Net Amount
Forward Foreign
Currency
Exchange
Contracts	$ 128,423	$ –	$ 128,423	$ 106,020	$ 22,403

Net Amounts
		Gross Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented in the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial
Description	Liabilities	Liabilities	Liabilities	Instruments	Net Amount
Reverse Repurchase
Agreements	$ 130,570,046	$ –	$ 130,570,046	$ 130,570,046	$ –
Forward Foreign
Currency Exchange
Contracts	106,020	–	106,020	106,020	–

Note 9 – Leverage:

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended May 31, 2016, the average daily balance of reverse repurchase agreements outstanding amounted to $107,314,424. The weighted average interest rate was 1.47%. As of May 31, 2016, there was $130,570,046 in reverse repurchase agreements outstanding.

60 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

As of May 31, 2016, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Dates	Face Value
Bank of America	1.23% – 2.59%	06/01/16 – 08/25/16	$ 13,241,786
Barclays Capital, Inc.	1.10% – 2.44%	06/03/16 – 07/13/16	11,534,776
Barclays Capital, Inc.	1.00%*	Open maturity	246,372
BNP Paribas	1.09% – 2.24%	06/01/16 – 09/01/16	22,057,357
BNP Paribas	1.15%*	Open maturity	581,000
Citigroup Global Markets, Inc.	1.75%	06/16/16	1,129,000
Credit Suisse First Boston	0.00% – 2.50%	06/03/16 – 08/09/16	12,591,317
Credit Suisse First Boston	0.75% – 1.75%*	Open maturity	1,850,875
Deutsche Bank	0.00% – 2.89%	06/02/16 – 09/01/16	16,820,750
JPM Securities	1.81% – 2.52%	06/07/16 – 08/09/16	8,646,000
Morgan Stanley, Inc.	1.60% – 1.90%	06/06/16 – 08/08/16	6,017,747
Nomura	2.18%	06/13/16	1,924,250
Nomura	1.20%*	Open maturity	4,192,000
RBC Capital	1.15% – 2.27%	06/01/2016 – 08/16/16	23,521,816
Wells Fargo Bank, Ltd.	1.79% – 2.24%	06/09/16 – 06/30/16	6,215,000
			$130,570,046
* Variable rate security. Rate indicated is rate effective at May 31, 2016.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2016, aggregated by asset class of the related collateral pledged by the Fund:
	Overnight and	Up to	31 - 90	Greater than
	Continuous	30 days	days	90 days	Total
Asset Backed Securities	$–	$23,210,390	$29,860,260	$–	$53,070,650
Collateralized Mortgage
Obligations	–	2,771,000	–	–	2,771,000
Corporate Bonds	4,844,247	33,182,071	24,372,853	3,969,000	66,368,171
Foreign Government Bonds	2,026,000	2,233,000	1,244,100	–	5,503,100
Municipal Bonds	–	2,857,125	–	–	2,857,125
Total Borrowings	$6,870,247	$64,253,586	$55,477,213	$3,969,000	$130,570,046
Gross amount of recognized
liabilities for reverse
repurchase agreements	$6,870,247	$64,253,586	$55,477,213	$3,969,000	$130,570,046

Borrowings
The Fund has entered into a $80,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. As of May 31, 2016, there was $9,354,955 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the year ended May 31, 2016,

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 61

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

was $37,498,914 with a related average interest rate of 1.28%. The maximum amount outstanding during the year ended May 31, 2016 was $53,488,955. As of May 31, 2016, the total value of securities segregated and pledged as collateral in connection with borrowings was $24,089,996.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 10 – Loan Commitments
Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of May 31, 2016. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2016, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $230,687,951.

62 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

As of May 31, 2016, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:
Borrower	Maturity Date	Face Amount	Value
Acosta, Inc.	09/26/2019	$1,100,000	$97,230
American Seafoods Group LLC	08/19/2021	500,000	64,701
Aspect Software, Inc.	09/30/2016	37,798	–
Aspect Software, Inc.	05/25/2018	625,000	–
Deltek, Inc.	06/25/2020	1,500,000	151,888
Eyemart Express	12/18/2019	500,000	43,051
Globallogic Holdings, Inc.	11/30/2018	300,000	28,702
Hostess Brands	08/03/2020	500,000	–
Insight Fourth Hospitality	07/15/2020	500,000	75,330
IntraWest Holdings	12/10/2018	200,000	4,033
Mitel Networks Corp.	01/19/2017	400,000	–
National Technical	06/12/2021	305,882	2,734
Noranda Aluminum	11/08/2016	78,516	1,866
PowerSchool, Inc.	07/29/2021	280,000	30,126
Solera LLC	03/03/2021	2,033,000	272,173
		$8,860,196	$771,834

Note 11 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 17,729,262 issued and outstanding.
Transactions in common shares were as follows:

	May 31, 2016	May 31, 2015
Beginning Shares	17,493,253	15,467,075
Common shares issued through at-the-market offering	166,779	1,924,032
Shares issued through dividend reinvestment	69,230	102,146
Ending Shares	17,729,262	17,493,253

On October 26, 2013, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective and a post-effective amendment thereto became effective on October 3, 2014. The shelf registration statement allows for the issuance of up to $150,000,000 of common shares. The Fund entered into an agreement with Cantor Fitzgerald & Co. for the sale of up to an additional 3,977,022 shares.
The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 63

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

registration statement, not to exceed the amount of actual offering costs incurred. For the year ended May 31, 2016, the Fund incurred $19,815 of expenses associated with the at-the market offerings.
Note 12 – Restricted Securities:
The securities below are considered illiquid and restricted under guidelines established by the Board:
Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, 0.98% due 03/15/19	10/14/2009	$ 9,629,119	$ 3,029,229
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/30	05/07/2015	3,000,000	2,993,626
Bush Truck Leasing LLC
2011-AA, 5.00% due 09/25/18	03/04/2011	8,764	8,846
Customers Bank
6.13% due 06/26/29	06/24/2014	2,500,000	2,500,000
Fortress Credit Opportunities
2005-1A, 0.85% due 07/15/19	02/16/2012	2,985,135	3,011,958
TCW Global Project Fund II Ltd.
2004-1A, 2.58% due 06/24/16	01/14/2008	2,628,202	2,218,737
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48	11/27/2013	774,266	774,949
Schahin II Finance Co SPV Ltd
5.88% due 09/25/22	01/08/2014	1,178,715	158,097
		$ 22,704,201	$ 14,695,442

Note 13 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

64 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2016

The Board of Trustees and Shareholders of
Guggenheim Strategic Opportunities Fund
We have audited the accompanying statement of assets and liabilities of the Guggenheim Strategic Opportunities Fund (the Fund), including the schedule of investments, as of May 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Strategic Opportunities Fund at May 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
July 28, 2016

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 65

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2016

Federal Income Tax Information
The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Relief Reconciliation Act of 2003. See qualified dividend income column in the table below.
In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016. See dividend received deduction in the column below.
Qualified	Dividend
Dividend	Received
Income	Deduction
3.54%	3.53%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2016, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.
% Qualifying
% Qualifying	Short-Term
Interest	Capital Gain
41.65%	0.00%

66 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2016

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 6, 2016. Common shareholders voted on the election of Trustees.
With regards to the election of the following Trustees by common shareholders of the Fund:
	# of Shares in Favor	# of Shares Against	# of Shares Abstained
Randall C. Barnes	15,525,424	377,440	188,631
Donald A. Chubb, Jr.	15,480,806	401,922	208,767
Roman Friedrich III	15,332,683	544,942	213,870
Donald C. Cacciapaglia	15,502,109	398,044	191,342

The other Trustees of the Fund not up for election in 2016 are Jerry B. Farley, Robert B. Karn III, Ronald A. Nyberg, Maynard F. Oliverius and Ronald E. Toupin, Jr.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 67

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2016
Trustees
The Trustees of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years.
Term of
	Position(s)	Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees
Randall C. Barnes	Trustee	Since 2007	Current: Private Investor (2001-present).	100	Current: Trustee, Purpose Investments
(1951)					Funds (2014-Present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President, Strategic
Planning and New Business Development, PepsiCo, Inc. (1987-1990).
Donald A.	Trustee and	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair,	96	Current: Midland Care,
Chubb, Jr.	Chairman of		Inc. (1997-present).		Inc. (2011-present).
(1946)	the Valuation
Committee
Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-present).	96	Current: Westar Energy, Inc.
(1946)					(2004-present); CoreFirst Bank & Trust
(2000-present).
Roman	Trustee and	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company	96	Current: Zincore Metals, Inc.
Friedrich III	Chairman of		(1998-present).		(2009-present).
(1946)	the Contracts
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and Silver
	Committee				Corp. (2011-2012).
Robert B.	Trustee and	Since 2010	Current: Consultant (1998-present).	96	Current: Peabody Energy Company
Karn III	Chairman of				(2003-present); GP Natural Resource
(1942)	the Audit		Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and		Partners, LLC (2002- present).
	Committee		Economic Consulting, St. Louis office (1987-1997).

68 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2016

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald A. Nyberg	Trustee and	Since 2007	Current: Partner, Momkus McCluskey, LLC (2000-present).	102	Current: Edward-Elmhurst
(1953)	Chairman of				Healthcare System (2012-present).
	the Nominating		Former: Executive Vice President, General Counsel and Corporate
	and Governance		Secretary, Van Kampen Investments (1982-1999).
Committee
Maynard F.	Trustee	Since 2014	Current: Retired.	96	Current: Fort Hays State University
Oliverius					Foundation (1999-present); Stormont-
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Vail Foundation (2013- present);
University of Minnesota MHA Alumni
Philanthropy Committee (2009-present).
Ronald E.	Trustee and	Since 2007	Current: Portfolio Consultant (2010-present).	99	Former: Bennett Group of Funds
Toupin, Jr.	Chairman of				(2011-2013).
(1958)	the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen Asset
Management (1998-1999); Vice President, Nuveen Investment Advisory
Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment
Trusts (1991-1999); and Assistant Vice President and Portfolio Manager,
˜			Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co.,
Inc. (1982-1999).

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 69

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2016

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Interested Trustee
Donald C.	President,	Since 2012	Current: President and CEO, certain other funds in the Fund Complex	231	Current: Clear Spring Life Insurance
Cacciapaglia***	Chief Executive		(2012-present); Vice Chairman, Guggenheim Investments (2010-present).		Company (2015-present); Guggenheim
(1951)	Officer and				Partners Japan, Ltd. (2014-present);
	Trustee		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).		Delaware Life (2013-present);
Guggenheim Life and Annuity Company
(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe, Chicago, IL 60606.
**	This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:
- Messrs. Farley, Karn, Nyberg, Oliverius and Toupin are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2017.
- Messrs. Barnes, Cacciapaglia, Chubb and Friedrich are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2018.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

70 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2016

Officers
The Officers of the Guggenheim Strategic Opportunities Fund, who are not trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Joseph M. Arruda	Assistant	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO
(1966)	Treasurer		and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II,
LLC (2010).
William H.	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors,
Belden, III	President		LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci	Chief	Since 2012	Current: : Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1966)	Compliance		(2012-present).
Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance
Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and
certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
(1972)	Treasurer
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments
(1961)	Officer		(2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (2004-2012).
Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director ,Guggenheim Investments (2007-present).
(1978)

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 71

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2016

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).
(1984)	Secretary
Former: J.D., University of Kansas School of Law (2009-2012).
Adam Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director,
(1955)	Financial		Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head
	Officer and		of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds
	Treasurer		(1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

72 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN	May 31, 2016

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 73

DIVIDEND REINVESTMENT PLAN continued	May 31, 2016

amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

74 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

REPORT OF THE GUGGENHEIM STRATEGIC OPPORTUNITIES
FUND (GOF) CONTRACTS REVIEW COMMITTEE	May 31, 2016

Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, GFS, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the investment management business of Guggenheim Partners and includes GFIA, GPIM and Security Investors, LLC.) Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Fund’s Board of Trustees (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund.
Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the “April Meeting”) and on May 17, 2016 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and GPIM is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 75

REPORT OF THE GUGGENHEIM STRATEGIC OPPORTUNITIES
FUND (GOF) CONTRACTS REVIEW COMMITTEE continued	May 31, 2016

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Independent Trustees and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”).
The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of both of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser. The Committee took into account information provided by Guggenheim describing and illustrating the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Fund, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.

76 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

REPORT OF THE GUGGENHEIM STRATEGIC OPPORTUNITIES
FUND (GOF) CONTRACTS REVIEW COMMITTEE continued	May 31, 2016

The Committee also considered the Adviser’s attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM’s compliance program and the consultant’s conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (Thereafter, the Committee received the audited consolidated financial statements of GPIMH as supplemental information.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on July 26, 2007. The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the five-year, three-year and one-year periods ended December 31, 2015. The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and the Fund’s benchmark for the same time periods. The peer group of funds included other U.S.-listed perpetual taxable closed-end funds, but excluded funds: (i) with generally less than 20% financial leverage; (ii) that generally invest at least 80% in one asset class, sector or country; (iii) that generally invest less than 50% in credit securities; and (iv) with a specific asset class focus. The Committee considered that the

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 77

REPORT OF THE GUGGENHEIM STRATEGIC OPPORTUNITIES
FUND (GOF) CONTRACTS REVIEW COMMITTEE continued	May 31, 2016

peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.
The Committee noted that the Fund’s investment results were consistent with its investment objective to maximize total return through a combination of current income and capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser. In addition, the Committee considered the Fund’s structure and form of leverage, and among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2015, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2015 and annualized for the three-year and since-inception periods ended December 31, 2015. Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds. Although the Fund’s advisory fee was the highest of its peer group of six funds (including the Fund), and the Fund’s total net expense ratio (excluding interest expense) ranked in the 80th percentile among its peers, the Committee considered the Adviser’s statement that the Fund is unique relative to other closed-end funds as it incorporates a variety of fixed income, equity and alternative strategies.
The Committee compared the advisory fee paid by the Fund to the Adviser to the fees charged by the Adviser and/or the Sub-Adviser to other clients, including other funds (both registered investment companies and private funds) and separate accounts (“Other Clients”), that are considered to have similar investment strategies and policies as the Fund with both fixed income and equity mandates. In considering the fees charged to Other Clients, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to private funds and separate accounts, including the additional resources and greater regulatory costs associated with the management of registered fund assets. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, applicable legal, governance and capital structures, tax status and historical pricing reasons. With respect to the difference in fee charged to another client that is an unaffiliated registered fund, the Committee took into account the following: Guggenheim advises that it has less legal and regulatory exposure as a sub-adviser to an unaffiliated fund and does not take on the same business risk because Guggenheim is not the sponsor of that fund. The Committee concluded that the information it received demonstrated that the aggregate services provided to the Fund were sufficiently different from those provided to Other

78 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

REPORT OF THE GUGGENHEIM STRATEGIC OPPORTUNITIES
FUND (GOF) CONTRACTS REVIEW COMMITTEE continued	May 31, 2016

Clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing the other clients with similar investment strategies to support the difference in fees.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments’ approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rate with respect to the Fund presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rate was reasonable, the Committee concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees from the Fund for (i) providing certain administrative services pursuant to an administration agreement, and (ii) maintaining the books and records of the Fund’s securities and cash pursuant to a fund accounting agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim’s profitability from providing such services. The Committee also noted that another Guggenheim affiliate, GPIM, receives sub-advisory fees for managing the investment portfolio. In addition, the Committee noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 79

REPORT OF THE GUGGENHEIM STRATEGIC OPPORTUNITIES
FUND (GOF) CONTRACTS REVIEW COMMITTEE continued	May 31, 2016

experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.
The Committee determined that, taking into account all relevant factors, the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited financial statements of GPIM as supplemental information.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of maximizing total return through a combination of current income and capital appreciation. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.
Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time. The Committee noted that the Fund had outperformed the median return of its peer group on an NAV basis for the five-year (25th percentile), three-year (20th percentile) and one-year (20th percentile) periods ended December 31, 2015. The Committee also noted that the Fund’s performance on an NAV basis outperformed the peer group average and the return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, over each of the same periods.
In addition, the Committee noted Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and

80 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

REPORT OF THE GUGGENHEIM STRATEGIC OPPORTUNITIES
FUND (GOF) CONTRACTS REVIEW COMMITTEE continued	May 31, 2016

to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark versus that of the Fund’s peers. In assessing the foregoing, the Committee considered Guggenheim’s statement that the Fund’s performance during 2015, on a three-year and five-year basis, and since inception has consistently exceeded that of peers and market benchmarks while delivering volatility which is in line with peers, but with lower downside deviation and down-capture compared to market benchmarks, resulting in consistently superior risk-adjusted returns.
After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees are paid by GFIA and do not impact the fees paid by the Fund. The Committee also reviewed the total amount of sub-advisory fees paid to GPIM for the twelve months ended December 31, 2015.
Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement—Economies of Scale” above.)
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term. Thereafter, on May 18, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional annual term.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 81

FUND INFORMATION	May 31, 2016

Board of Trustees
Randall C. Barnes
Donald C. Cacciapaglia*
Donald A. Chubb Jr.
Jerry B. Farley
Roman Friedrich III
Robert B. Karn III
Ronald A. Nyberg
Maynard F. Oliverius
Ronald E. Toupin, Jr.,
Chairperson
*     Trustee is an “interested person” (as defined
      in section 2(a)(19) of the 1940 Act)
      (“Interested Trustee”) of the Trust because of
      his position as the President and CEO of the
      Investment Adviser and Sub-Adviser.

Principal Executive Officers
Donald C. Cacciapaglia
President and Chief Executive Officer
Joanna M. Catalucci
Chief Compliance Officer
Amy J. Lee
Chief Legal Officer
Mark E. Mathiasen
Secretary
John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

Investment Adviser
Guggenheim Funds
Investment Advisors, LLC
Chicago, IL
Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA
Administrator & Accounting Agent
Rydex Fund Services, LLC
Rockville, MD
Custodian
The Bank of New York Mellon Corp
New York, NY
Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY
Independent Registered Public
Accounting Firm
Ernst & Young LLP
McLean, VA

82 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND INFORMATION continued	May 31, 2016

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Strategic Opportunities Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800)345-7999.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800)345-7999, by visiting the Fund’s website at guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/gof. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 83

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/16)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GOF-AR-0516

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
    (2) Not applicable.
    (3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn III.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $65,640 and $63,649 for the fiscal years ended May 31, 2016, and May 31, 2015, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $22,050 and $24,000 for the fiscal years ended May 31, 2016, and May 31, 2015, respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $12,988 and $12,610 for the fiscal years ended May 31, 2016, and May 31, 2015, respectively.
The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ended May 31, 2016, and May 31, 2015, respectively.
The registrant’s principal accountant did not bill for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis

o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.
(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $74,738 and $75,195 for the fiscal years ended May 31, 2016, and May 31, 2015, respectively.
(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Robert B. Karn III; Donald A. Chubb; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  Guggenheim’s proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2016:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2013	Guggenheim Partners Investment Management, LLC: CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne B. Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2013	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant CIO – 2007–Present.
James W. Michal – Senior Managing Director	2013	Guggenheim Partners Investment Management, LLC.: Senior Managing Director – 2008–Present.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2016:

Scott Minerd:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	30	$11,737,415,089	0	$0
Other pooled investment vehicles	81	$21,792,397,203	34	$11,111,948,857
Other accounts	129	$117,676,647,876	7	$1,336,921,709

Anne B. Walsh:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	25	$13,075,583,855	0	$0
Other pooled investment vehicles	3	$3,386,299,188	2	$3,353,460,988
Other accounts	29	$89,697,813,798	1	$291,101,317

James W. Michal:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	22	$12,186,615,347	0	$0
Other pooled investment vehicles	5	$3,897,575,987	2	$3,353,460,988
Other accounts	13	$2,369,651,988	5	$965,713,972

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Mr. Minerd, Ms. Walsh and Mr. Michal for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2016:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	$500,000 - $1,000,000
Anne B. Walsh	$100,001-$500,000
James W. Michal	$10,000 - $100,000

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3) Not applicable.
(b)     Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)     Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Strategic Opportunities Fund
By:      /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title:   President and Chief Executive Officer
Date:   August 8, 2016
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:      /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title:   President and Chief Executive Officer
Date:   August 8, 2016
By:       /s/ John L. Sullivan
Name:  John L. Sullivan
Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:   August 8, 2016